UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2026

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 George’s Quay, Dublin 2, Ireland D02 VR98

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon plc’s 4.25% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.45% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.60% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.75% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is hereby made to the Current Report on Form 8-K filed by Aon plc on March 17, 2025, which disclosed that on March 14, 2025, Eric Andersen had transitioned to the role of Senior Advisor from the role of President of Aon plc and Aon Corporation.

On January 6, 2026, Aon Corporation, an indirect, wholly owned subsidiary of Aon plc (Aon plc together with its subsidiaries, “Aon” or the “Company”), entered into a separation agreement with Mr. Andersen (the “Separation Agreement”), in connection with Mr. Andersen’s departure from the Company effective January 31, 2026 (the “Separation Date”).

Pursuant to the terms of the Separation Agreement, Mr. Andersen will receive a cash lump sum equal to Mr. Andersen’s 2025 target annual incentive under the annual incentive compensation plan. Mr. Andersen’s outstanding equity awards will be treated as follows, with capitalized terms as defined in Exhibit A to the Separation Agreement: (i) the LPP 19 PSUs, the 3x3PP PSUs, and the Special PSUs will be forfeited without consideration, (ii) the LPP 18 PSUs and the 2023 ISP RSUs will vest in the first quarter of 2026 in accordance with their terms, disregarding continued employment conditions; and (iii) the 2025 ISP RSUs will vest no later than February 13, 2026. The separation benefits described above, including equity treatment, are being provided in consideration for Mr. Andersen’s timely agreement to (and non-revocation of) a general release of claims and compliance with the terms and conditions of the Separation Agreement.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Separation Agreement, dated as of January 6, 2026, by and between Aon Corporation and Eric Andersen

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

By:	/s/ Darren Zeidel
Name:	Darren Zeidel
Title:	Executive Vice President, General Counsel and Company Secretary

Date: January 7, 2026